Exhibit 99.1

Date: February 16, 2007

CITIGROUP INC.
By: /s/ Riqueza V. Feaster
Name: Riqueza V. Feaster
Title: Assistant Secretary

CITICORP BANKING CORP.
By: /s/ William H. Wolf
Name: William H. Wolf
Title: Senior Vice President

CITICORP INTERNATIONAL FINANCE CORPORATION
By: /s/ William H. Wolf
Name: William H. Wolf
Title: Vice President

CITIGROUP VENTURE CAPITAL INTERNATIONAL DELAWARE CORPORATION
By: /s/ Alfred Rodrigues
Name: Alfred Rodrigues
Title: Director

COURT SQUARE CAPITAL LIMITED
By: /s/ Leo Viola
Name: Leo Viola
Title: Senior Vice President

CITIGROUP VENTURE CAPITAL INTERNATIONAL PARTNERSHIP G.P. LIMITED
By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL CO-INVESTMENT L.P.
By: Citigroup Venture Capital International Partnership G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL CO-INVESTMENT L.P.
By: Citigroup Venture Capital International Partnership G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL GROWTH PARTNERSHIP L.P.

By: Citigroup Venture Capital International Partnership G.P Limited
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

2

CITIGROUP VENTURE CAPITAL INTERNATIONAL INVESTMENT G.P. LIMITED
By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL GROWTH PARTNERSHIP II, L.P.
By: Citigroup Venture Capital International Investment G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

CITIGROUP VENTURE CAPITAL INTERNATIONAL TECHNOLOGY HOLDINGS LLC
By: Citigroup Venture Capital International Growth Partnership II, L.P., its Member
By: Citigroup Venture Capital International Investment G.P. Limited,
its General Partner

By: /s/ Michael Robinson
Name: Michael Robinson
Title: Alternate Director

Tribeca Global Management LLC
By: /s/ Daniel R. McAuliffe, Jr.
Name: Daniel R. McAuliffe, Jr.
Title: Chief Operations Officer

3

Citigroup Investments Inc
By: /s/ Leo Viola
Name: Leo Viola
Title: Chief Executive Officer & Chairman

4